UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2007

San Juan Basin Royalty Trust
(Exact name of registrant as specified in the
Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas (State or other jurisdiction of incorporation or organization)	1-8032 (Commission File Number)	75-6279898 (I.R.S. Employer Identification Number)

Compass Bank, Trust Department 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas (Address of principal executive offices)		76116 (Zip Code)
Registrant’s telephone number, including area code: (866) 809-4553
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 13, 2007, the San Juan Basin Royalty Trust (the “Trust”), issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that at a special meeting of Unit Holders the Unit Holders approved four separate groups of amendments to the San Juan Basin Amended and Restated Royalty Trust Indenture dated September 30, 2002 (the “Indenture”), the governing document of the Trust. On December 12, 2007, these amendments were approved in writing by the trustee of the Trust, as required by the Indenture. A copy of the Amended and Restated Indenture is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release, dated December 13, 2007.

99.2	Amended and Restated Royalty Trust Indenture, dated December 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS BANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)
By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Vice President and Senior Trust Officer

Date: December 14, 2007
(The Trust has no directors or executive officers.)